Exhibit 10.10
SEVENTH AMENDMENT AGREEMENT
SEVENTH AMENDMENT AGREEMENT (this "Agreement") dated as of November 6, 2014 by and among (1) Seneca Foods Corporation, a New York corporation (the "Parent"), Seneca Snack Company, a Washington corporation ("Seneca Snack"), Seneca Foods, LLC, a Delaware limited liability company ("Seneca LLC"), Green Valley Foods, LLC, a Delaware limited liability company (the "New Borrower" and together with the Parent, Seneca Snack and Seneca LLC, collectively, the "Borrowers"), (2) Marion Foods, Inc., a New York corporation, Lebanon Valley Cold Storage, LLC, and Lebanon Valley Cold Storage, LP (collectively, the "Guarantors" and together with the Borrowers, collectively, the "Obligors"), (3) the financial institutions party to the Loan and Security Agreement (as defined below) as lenders (collectively, the "Lenders" and individually, a "Lender"), and (4) Bank of America, N.A. ("Bank of America") as agent (the "Agent") for the Lenders and as Issuing Bank with respect to a certain Second Amended and Restated Loan and Security Agreement dated as of July 20, 2011, by and among the Borrowers (other than the New Borrower), the Guarantors, the Lenders, the Agent, the Issuing Bank and RBS Citizens, N.A. as Syndication Agent, as amended by that certain First Amendment Agreement dated as of August 1, 2011, by that certain Second Amendment Agreement dated as of December 20, 2012, by that Third Amendment Agreement dated as of March 5, 2013, by that certain Fourth Amendment Agreement dated as of December 16, 2013, by that certain Fifth Amendment Agreement dated as of April 1, 2014 and that certain Sixth Amendment Agreement dated as of June 17, 2014 (as further amended, the "Loan and Security Agreement").
W I T N E S S E T H:
WHEREAS, the Borrowers (other than the New Borrower) have requested that the Lenders agree (a) to join the New Borrower as a borrower under the Loan and Security Agreement and (b) with the Borrowers to amend certain other provisions of the Loan and Security Agreement; and
WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
§1.            Definitions.  Capitalized terms used herein without definition that are defined in the Loan and Security Agreement shall have the same meanings herein as therein.
§2.            Ratification of Existing Agreements.  All of the Obligors' obligations and liabilities to the Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Loan and Security Agreement, the Notes and the other Loan Documents, are, by each Obligor's execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Obligor's execution of this Agreement, each of the Obligors represents and warrants that no Obligor has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.
§3.            Representations and Warranties.  Each of the Obligors hereby represents and warrants to the Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Obligors in the Loan and Security Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.
§4.            Conditions Precedent.  The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:
(a)
Representations and Warranties.  All of the representations and warranties made by the Obligors herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)
Performance; No Event of Default.  The Obligors shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)	Fees and Expenses. The Borrowers shall have paid to the Agent the reasonable fees and expenses of counsel to the Agent in connection with the preparation of this Agreement.
(d)	Delivery.
(i)	The Obligors, the Agent, the Issuing Bank and the Required Lenders shall have executed and delivered this Agreement.
(ii)The Borrowers shall have executed and delivered Notes to each Lender that requires issuance of a Note.
(iii)The Parent and the Agent shall have executed and delivered a letter agreement amending the Second Amended and Restated Pledge Agreement.
(iv)The Agent shall have received a certificate of a duly authorized officer of the New Borrower, certifying (i) that attached copies of the New Borrower's Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of this Agreement and the other applicable Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign this Agreement and the other applicable Loan Documents.
(v)The Agent shall have received copies of the Organic Documents of the New Borrower, certified by the Secretary of State or other appropriate official of the New Borrower's jurisdiction of organization.  The Agent shall have received good standing certificates for the New Borrower, issued by the Secretary of State or other appropriate official of the New Borrower's jurisdiction of organization and each jurisdiction where the New Borrower's conduct of business or ownership of Property necessitates qualification.
(vi)The Agent shall have received a written opinion addressed to Agent and Lenders of Jaeckle Fleischmann & Mugel, LLP, counsel to the Borrowers and their Subsidiaries in form and substance satisfactory to the Agent.
(e)	Insurance Certificates. The Agent shall have received copies of policies or certificates of insurance for the insurance policies carried by Borrowers, all in compliance with the Loan Documents.
(f)
Perfection of Liens.  The Agent shall have received acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral granted to it by the New Borrower, as well as other evidence satisfactory to the Agent that such Liens are the only Liens upon such Collateral, except Permitted Liens.

(g)
Other Documents.  The Obligors shall have executed and delivered such further instruments and taken such further action as the Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Loan and Security Agreement and the other Loan Documents.

§5.            Joinder by New Borrower.
(a)
The New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Borrower will be deemed to be a Borrower under Loan and Security Agreement and an Obligor for all purposes of the Loan and Security Agreement and the other Loan Documents, including, without limitation, the grant pursuant to Section 7 of the Loan and Security Agreement of a security interest to the Agent in the property and property rights of the New Borrower constituting Collateral, and shall have all of the obligations of a Borrower and an Obligor thereunder as if it had executed the Loan and Security Agreement.  The New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan and Security Agreement, including without limitation all of the covenants set forth in Sections 7, 8 and 10, as applicable to Obligors, of the Loan and Security Agreement.  The New Borrower acknowledges and confirms that all of the representations and warranties of the Borrowers set forth in Section 9 of the Loan and Security Agreement, as updated with the supplemental schedules provided to the Agent by the Borrowers in accordance with the terms of the Loan and Security Agreement, are true and correct in all respects as of the date hereof with respect to the New Subsidiary.

(b)
Without limiting the generality of the foregoing terms of Section 5(a) above, the New Borrower, (i) adopts the Loan and Security Agreement, assumes in full (and the New Borrower hereby acknowledges that it shall be jointly and severally liable for the payment, discharge, satisfaction and performance of) all Obligations, including without limitation those arising under the Loan and Security Agreement and the other Loan Documents (including, without limitation, the Notes), as if it were an original signatory to and Borrower under the Loan and Security Agreement and the other Loan Documents, and (ii) in order to secure the prompt payment and performance of all Obligations, hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in and Lien upon the Collateral of the New Borrower, whether now owned or hereafter acquired, and wherever located, and the Agent is authorized to file such UCC-1 financing statements, and to file such other documents and take such other action, as Agent may deem to be necessary or appropriate in order to perfect or protect the Liens granted to the Agent, for the benefit of the Secured Parties, and the priority of the Agent with respect thereto.

§6.            Amendment to the Loan and Security Agreement.

(a)
Amendment to Section 1.1 of the Loan and Security Agreement.  The defined term "Fixed Charge Coverage Ratio" in Section 1.1 of the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

"Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Borrowers and Subsidiaries for the most recent four Fiscal Quarters, of (a) EBITDA (determined on a first-in, first-out method of accounting inventory) minus Capital Expenditures made (except those (x) financed with Borrowed Money other than Loans or (y) made solely with the proceeds of insurance to repair, rebuild or replace the asset as to which the insurance proceeds were received), cash taxes paid and Distributions made (exclusive of Distributions made consisting of repurchases of the Equity Interests of Parent to the extent the amount of such repurchase has been deducted in calculating net income when determining EBITDA), to (b) Fixed Charges."
(b)
Amendment to Section 1.1 of the Loan and Security Agreement.  The defined term "Restricted Investment" in Section 1.1 of the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

"Restricted Investment: any Investment by a Borrower or Subsidiary, other than (a) Investments in Subsidiaries to the extent existing on the Effective Date; (b) Cash Equivalents that are subject to Agent's Lien and control, pursuant to documentation in form and substance satisfactory to Agent; (c) loans and advances permitted under Section 10.2.6; (d) Permitted Acquisitions; (e) Investments existing on the Effective Date and listed on Schedule 2; (f) Investments consisting of promissory notes received as proceeds of Permitted Asset Dispositions; (g) other Investments in an aggregate amount not in excess of $2,000,000; (h) Investments by the Borrowers in Subsidiaries that have guarantied the Obligations and otherwise complied with the provisions of Section 10.1.9; (i) Investments by a Borrower in another Borrower; (j) Dundee Investments; and (k) Investments with respect to Indebtedness permitted by Section 10.2.1(h) so long as the Person in which such Investments are made remains a Borrower; provided, however, that, with the exception of loans and advances referred to in Section 10.2.6(a) and clause (h) above, such Investments will be considered Investments permitted by hereunder only if all actions have been taken to the satisfaction of Agent to provide to Agent, for the benefit of Secured Parties, a first priority perfected security interest in all of such Investments free of all Liens other than Permitted Liens."
(c)	Exhibit A to the Loan and Security Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with Exhibit A attached hereto.
(d)	Exhibit B to the Loan and Security Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with Exhibit B attached hereto.
(e)	Exhibit C to the Loan and Security Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with Exhibit C attached hereto.
(f)	Exhibit D to the Loan and Security Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with Exhibit D attached hereto.
(g)	Exhibit E to the Loan and Security Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with Exhibit E attached hereto.
(h)	Schedule 1.1 to the Loan and Security Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 1.1 attached hereto.
(i)	Schedule 8.6.1 to the Loan and Security Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 8.6.1 attached hereto.
(j)	Schedule 9.1.4 to the Loan and Security Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 9.1.4 attached hereto.
(k)	Schedule 9.1.11 to the Loan and Security Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 9.1.11 attached hereto.
§7.            Miscellaneous Provisions.
(a)
Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Loan and Security Agreement, the Notes and the other Loan Documents shall remain the same.  The Loan and Security Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Loan and Security Agreement shall be read and construed as one instrument.

(b)
THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(c)
This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

[Intentionally Left Blank - Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Seventh Amendment Agreement as of the date first set forth above.
SENECA FOODS CORPORATION

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
SENECA SNACK COMPANY

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
SENECA FOODS, LLC

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
MARION FOODS, INC.

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
LEBANON VALLEY COLD STORAGE, LLC

By: /s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
LEBANON VALLEY COLD STORAGE, LP
By:Lebanon Valley Cold Storage, LLC,
Its General Partner

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO
GREEN VALLEY FOODS, LLC

By:/s/Timothy Benjamin
Name: Timothy Benjamin
 Title: CFO

BANK OF AMERICA, N.A.,
as Agent, Lender and Issuing Bank

By:/s/Edgar Ezerins
Name: Edgar Ezerins
 Title:  SVP

CITIZENS BUSINESS CAPITAL, a division of CITIZENS ASSET FINANCE, INC., (f/k/a RBS CITIZENS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A.), as a Lender

By:/s/ John D. Bobbin
Name: John D. Bobbin
 Title: Senior Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender

By:/s/Aurelie Vancauwenberghe
Name: Aurelie Vancauwenberghe
 Title: Vice President
By:/s/Michael T. Harder
Name: Michael T. Harder
 Title: Executive Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:/s/Brian Bennett
Name: Brian Bennett
 Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:/s/Katie McDonald
Name: Katie McDonald
 Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By:/s/Matt Harbour
Name: Matt Harbour
 Title: Authorized Signatory

BMO HARRIS BANK N.A., as a Lender

By:/s/Quinn Heiden
Name: Quinn Heiden
 Title: Director

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:/s/Philip F. Carfora
Name: Philip F. Carfora
 Title: Duly Authorized Signatory
GE ASSET BASED MASTER NOTE LLC, as a Lender

By:/s/Philip F. Carfora
Name: Philip F. Carfora
 Title: Duly Authorized Signatory

SCHEDULE 1.1
to
Second Amended and Restated Loan and Security Agreement
COMMITMENTS OF LENDERS
Lender	Commitment for the period from April 1 through and including July 31 of each year	Commitment for the period from August 1 through and including March 31 of each year	Percentage of Aggregate Commitments of all Lenders
Bank of America, N.A.	$78,750,000	$105,000,000	26.250000000%
Citizens Business Capital, a division of Citizens Asset Finance, Inc. (f/k/a RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A.)	$45,000,000	$60,000,000	15.000000000%
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch	$46,500,000	$62,000,000	15.500000000%
Manufacturers and Traders Trust Company	$34,500,000	$46,000,000	11.500000000%
U.S. Bank National Association	$36,000,000	$48,000,000	12.000000000%
Wells Fargo Bank, N.A.	$26,250,000	$35,000,000	8.750000000%
BMO Harris Bank N.A.	$19,500,000	$26,000,000	6.500000000%
General Electric Capital Corporation	$6,750,000	$9,000,000	2.250000000%
GE Asset Based Master Note LLC	$6,750,000	$9,000,000	2.250000000%
Total	$300,000,000	$400,000,000	100%

EXHIBIT A
to
Second Amended and Restated Loan and Security Agreement
[SECOND AMENDED AND RESTATED] 1 REVOLVER NOTE
[Date]	$[___________________]	New York, New York

SENECA FOODS CORPORATION, a New York corporation, SENECA FOODS, LLC, a Delaware limited liability company, SENECA SNACK COMPANY, a Washington corporation and GREEN VALLEY FOODS, LLC, a Delaware limited liability company (collectively, "Borrowers"), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of [____________________________] ("Lender"), the principal sum of [______________________________] DOLLARS ($[___________]), or such lesser amount as may be advanced by Lender as Loans and owing as LC Obligations from time to time under the Loan Agreement described below, together with all accrued and unpaid interest thereon.  Terms are used herein as defined in the Second Amended and Restated Loan and Security Agreement dated as of July 20, 2011, among Borrowers, Bank of America, N.A., as Agent, Lender, and certain other financial institutions and parties thereto, as amended (as such agreement may be amended, modified, renewed or extended from time to time "Loan Agreement").
Principal of and interest on this [Second Amended and Restated] Revolver Note from time to time outstanding shall be due and payable as provided in the Loan Agreement.  This [Second Amended and Restated] Revolver Note is issued pursuant to and evidences Loans and LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Borrowers.  The Loan Agreement contains provisions for acceleration of the maturity of this [Second Amended and Restated] Revolver Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.
The holder of this [Second Amended and Restated] Revolver Note is hereby authorized by Borrowers to record on a schedule annexed to this [Second Amended and Restated] Revolver Note (or on a supplemental schedule) the amounts owing with respect to Loans and LC Obligations, and the payment thereof.  Failure to make any notation, however, shall not affect the rights of the holder of this [Second Amended and Restated] Revolver Note or any obligations of Borrowers hereunder or under any other Loan Documents.
Time is of the essence of this [Second Amended and Restated] Revolver Note.  Each Borrower and all endorsers, sureties and guarantors of this [Second Amended and Restated] Revolver Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this [Second Amended and Restated] Revolver Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this [Second Amended and Restated] Revolver Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.  Borrowers jointly and severally agree to pay, and to save the holder of this [Second Amended and Restated] Revolver Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys' fees) if this [Second Amended and Restated] Revolver Note is collected by or through an attorney-at-law.
In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this [Second Amended and Restated] Revolver Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law.  If any such excess amount is inadvertently paid by Borrowers or inadvertently received by the holder of this [Second Amended and Restated] Revolver Note, such excess shall be returned to Borrowers or credited as a payment of principal, in accordance with the Loan Agreement.  It is the intent hereof that Borrowers not pay or contract to pay, and that holder of this [Second Amended and Restated] Revolver Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.
[This [Second Amended and Restated] Revolver Note amends and restates and is given, in part, in substitution for, but not in satisfaction of, that certain Amended and Restated Revolver Note, dated [___________] issued by the Borrowers in favor of [___________] in the original principal amount of $[___________].]
This [Second Amended and Restated] Revolver Note shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).
IN WITNESS WHEREOF, this [Second Amended and Restated] Revolver Note is executed as of the date set forth above.

SENECA FOODS CORPORATION By_______________________________________ Title:
SENECA FOODS, LLC By_______________________________________ Title:
SENECA SNACK COMPANY By_____________________________________ Title:
GREEN VALLEY FOODS, LLC By_____________________________________ Title:

1 Amended and restated language may not be applicable to all Lenders.